Exhibit 32

Certification of Principal Executive Officer/Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Richard K. Seol, the President of PSI International, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2017 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2018

By:	/s/ Richard K. Seol
Name:	Richard K. Seol
Title:	President
(Principal Executive Officer)
(Principal Financial Officer)